Section 906 Certifications	Exhibit 32(a)

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

I, Kenneth W. Lowe, Chairman of the Board of Directors, President and Chief Executive Officer of Scripps Networks Interactive, Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Annual Report on Form 10-K of the Company for the year ended December 31, 2011 (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kenneth W. Lowe
Kenneth W. Lowe Chairman of the Board of Directors, President and Chief Executive Officer February 29, 2012